Contingencies	12 Months Ended
Apr. 30, 2016
Loss Contingency [Abstract]
Contingencies

NOTE 15	CONTINGENCIES
We, like other food manufacturers, are from time to time subject to various administrative, regulatory, and other legal proceedings arising in the ordinary course of business. We are currently a defendant in a variety of such legal proceedings. We cannot predict with certainty the ultimate results of these proceedings or reasonably determine a range of potential loss. Our policy is to accrue costs for contingent liabilities when such liabilities are probable and amounts can be reasonably estimated. Based on the information known to date, we do not believe the final outcome of these proceedings will have a material adverse effect on our financial position, results of operations, or cash flows.
On October 9, 2013, Big Heart entered into a Purchase Agreement with Del Monte Pacific Limited and its subsidiary, Del Monte Foods Consumer Products, Inc. (which changed its name to Del Monte Foods, Inc.) (“DMFI”). Big Heart sold to DMFI the interests of certain subsidiaries related to Big Heart’s consumer products business and generally all assets and liabilities primarily related to the business for a purchase price of $1.7 billion, subject to a post-closing working capital adjustment. In connection with the closing of the transaction, Big Heart received approximately $110.0 in incremental proceeds representing the preliminary working capital adjustment subject to a true-up in accordance with the terms of the Purchase Agreement. In May 2014, Big Heart made a claim of an additional $16.3 for the final working capital adjustment related to the sale of the consumer products business. In June 2014, Big Heart received a notice of disagreement from DMFI disputing the $16.3 working capital adjustment, as well as the incremental preliminary working capital adjustment of approximately $110.0 paid by DMFI at closing. Although we believed the working capital adjustment that was presented to DMFI was appropriate and was in accordance with the terms of the Purchase Agreement, a mutually agreed upon independent certified public accounting firm ruled in favor of DMFI with respect to certain aspects of the methodology by which the working capital adjustment should be calculated. In connection with such ruling, during the third quarter of 2016, we resubmitted the original working capital adjustment. In the fourth quarter of 2016, we settled the working capital adjustment and a liability of $38.0 was recorded to the opening balance sheet during the measurement period, as discussed in Note 2: Acquisitions, and was subsequently paid as of April 30, 2016.